Exhibit 99.1
                                  ------------

         The Depositor purchased the Initial Group I Mortgage Loans (the "Initial Group I Mortgage Loans"), the Initial Group II Mortgage Loans (the "Initial Group II Mortgage Loans") and the Initial Group III Mortgage Loans (the "Initial Group III Mortgage Loans" and collectively with the Initial Group I Mortgage Loans and the Initial Group II Mortgage Loans, the "Initial Mortgage Loans") from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of December 3, 2003 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans") and Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans"; collectively with the Subsequent Group I Mortgage Loans, the Subsequent Group II Mortgage Loans and the Subsequent Group III Mortgage Loans, the "Subsequent Mortgage Loans") were purchased by the Trust from the Depositor on December 19, 2003 from funds on deposit in the Pre-Funding Accounts and sold by the Depositor to the Trust for deposit in the Mortgage Pool. Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Initial Mortgage Loans and the Subsequent Mortgage Loans (together, the "Mortgage Loans") to be assigned to the Trustee for the benefit of the certificateholders. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described in the Prospectus Supplement, dated December 3, 2003 (the "Prospectus Supplement") under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         The Initial Group I Mortgage Loans and the Subsequent Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 4,367 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $605,603,318.35, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group II Mortgage Loans and the Subsequent Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 263 adjustable and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $91,098,041.65, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group III Mortgage Loans and the Subsequent Group III Mortgage Loans (the "Group III Mortgage Loans") consist of approximately 315 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $53,297,204.96, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the fixed-rate Group I Mortgage Loans, the fixed-rate Group II Mortgage Loans and the Group III Mortgage Loans) or the adjustable-rate (in the case of the adjustable-rate Group I Mortgage Loans and the adjustable-rate Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 71.15% of the Group I Mortgage Loans, approximately 70.87% of the Group II Mortgage Loans and approximately 77.13% of the Group III Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originators to impose prepayment charges, was amended, and as a result, the Originators will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the OTS's ruling does not retroactively affect loans originated before July 1, 2003. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Charges" in the prospectus.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The Group I Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $605,603,318.35, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group I Mortgage Loans had a first Due Date prior to July 2003 or after February 2004, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2034. The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


   PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                AGGREGATE        % OF AGGREGATE
                                NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS  MORTGAGE    OUTSTANDING AS OF  OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)        LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------  ---------   ----------------   -----------------
 50,000.01 - 75,000.00........     702       $ 46,258,277.36           7.64%
 75,000.01 -100,000.00........     851         74,485,188.21          12.30
100,000.01 -125,000.00........     671         75,000,012.43          12.38
125,000.01 -150,000.00........     596         82,009,112.72          13.54
150,000.01 -175,000.00........     435         70,600,365.36          11.66
175,000.01 -200,000.00........     331         62,239,094.44          10.28
200,000.01 -225,000.00........     275         58,602,563.88           9.68
225,000.01 -250,000.00........     191         45,634,403.92           7.54
250,000.01 -275,000.00........     122         31,923,985.67           5.27
275,000.01 -300,000.00........      91         26,153,035.09           4.32
300,000.01 -325,000.00........      87         27,091,777.14           4.47
325,000.01 -350,000.00........       5          1,685,436.05           0.28
350,000.01 -375,000.00........       1            374,753.44           0.06
375,000.01 -400,000.00........       6          2,289,729.77           0.38
400,000.01 -425,000.00........       3          1,255,582.87           0.21
                                 -----       ---------------         ------
     Total....................   4,367       $605,603,318.35         100.00%
                                 =====       ===============         ======
______________
(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $138,677.


 CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                              AGGREGATE         % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)       LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------     ---------   -----------------   -----------------
 5.000 - 5.999...........        169        $ 30,325,598.95          5.01%
 6.000 - 6.999...........        669         109,721,498.47         18.12
 7.000 - 7.999...........      1,349         201,530,123.41         33.28
 8.000 - 8.999...........        948         120,509,074.14         19.90
 9.000 - 9.999...........        764          93,776,462.35         15.49
10.000 -10.999...........        321          35,256,277.59          5.82
11.000 -11.999...........        110          11,063,634.75          1.83
12.000 -12.999...........         37           3,420,648.69          0.57
                               -----        ---------------        ------
 Total...................      4,367        $605,603,318.35        100.00%
                               =====        ===============        ======
______________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.14% per annum.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                              AGGREGATE          % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
11.001 -11.500...........         2        $    430,554.58            0.11%
11.501 -12.000...........        54           9,921,854.34            2.52
12.001 -12.500...........        73          13,693,439.97            3.47
12.501 -13.000...........       171          30,704,324.51            7.79
13.001 -13.500...........       294          47,618,899.94           12.08
13.501 -14.000...........       472          71,213,908.09           18.06
14.001 -14.500...........       300          41,230,536.68           10.46
14.501 -15.000...........       392          52,546,035.62           13.33
15.001 -15.500...........       324          43,296,469.13           10.98
15.501 -16.000...........       336          40,677,271.74           10.32
16.001 -16.500...........       129          15,495,743.36            3.93
16.501 -17.000...........       140          14,856,763.48            3.77
17.001 -17.500...........        48           4,499,426.48            1.14
17.501 -18.000...........        43           5,133,997.33            1.30
18.001 -18.500...........        19           1,729,228.78            0.44
18.501 -19.000...........        13           1,274,034.46            0.32
                              -----        ---------------          ------
 Total...................     2,810        $394,322,488.49          100.00%
                              =====        ===============          ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.50% per annum.



     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                              AGGREGATE          % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
 5.001 - 5.500...........         2        $    430,554.58            0.11%
 5.501 - 6.000...........        54           9,921,854.34            2.52
 6.001 - 6.500...........        73          13,693,439.97            3.47
 6.501 - 7.000...........       171          30,704,324.51            7.79
 7.001 - 7.500...........       294          47,618,899.94           12.08
 7.501 - 8.000...........       472          71,213,908.09           18.06
 8.001 - 8.500...........       300          41,230,536.68           10.46
 8.501 - 9.000...........       392          52,546,035.62           13.33
 9.001 - 9.500...........       324          43,296,469.13           10.98
 9.501 -10.000...........       336          40,677,271.74           10.32
10.001 -10.500...........       129          15,495,743.36            3.93
10.501 -11.000...........       140          14,856,763.48            3.77
11.001 -11.500...........        48           4,499,426.48            1.14
11.501 -12.000...........        43           5,133,997.33            1.30
12.001 -12.500...........        19           1,729,228.78            0.44
12.501 -13.000...........        13           1,274,034.46            0.32
                              -----        ---------------          ------
 Total...................     2,810        $394,322,488.49          100.00%
                              =====        ===============          ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.50% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                            AGGREGATE           % OF AGGREGATE
                            NUMBER OF   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE    OUTSTANDING AS OF     OUTSTANDING AS OF
     GROSS MARGINS (%)        LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------   ---------   -----------------     ------------------
3.001 - 3.500............         1      $    228,000.00            0.06%
4.001 - 4.500............         1           105,926.68            0.03
4.501 - 5.000............       216        35,407,996.19            8.98
5.001 - 5.500............       318        49,409,429.15            12.53
5.501 - 6.000............     1,150       165,545,455.14           41.98
6.001 - 6.500............       770        98,481,614.76           24.98
6.501 - 7.000............       354        45,144,066.57           11.45
                              -----      ---------------          ------
Total....................     2,810      $394,322,488.49          100.00%
                              =====      ===============          ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.99% per annum.



     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                               AGGREGATE         % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE        LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    -----------------   -----------------
June 2005..................        3        $    352,712.16           0.09%
July 2005..................        1             101,716.59           0.03
August 2005................       44           6,477,169.03           1.64
September 2005.............       41           5,746,126.41           1.46
October 2005...............       28           3,814,896.00           0.97
November 2005..............    2,004         284,389,530.30          72.12
December 2005..............      672          91,422,051.00          23.19
January 2006...............       17           2,018,287.00           0.51
                               -----        ---------------         ------
  Total....................    2,810        $394,322,488.49         100.00%
                               =====        ===============         ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Cut-off Date is November 2005.



         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                    AGGREGATE         % OF AGGREGATE
                                    NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                    MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------------   ---------   -----------------   -----------------
20.000 or less...................         9       $    626,652.66           0.10%
20.001 - 25.000..................        22          1,612,844.03           0.27
25.001 - 30.000..................        27          2,573,007.31           0.43
30.001 - 35.000..................        41          4,149,510.45           0.69
35.001 - 40.000..................        52          6,096,533.39           1.01
40.001 - 45.000..................        74          9,192,713.92           1.52
45.001 - 50.000..................        88         10,805,302.48           1.78
50.001 - 55.000..................       102         13,227,187.28           2.18
55.001 - 60.000..................       185         23,249,031.70           3.84
60.001 - 65.000..................       197         26,207,944.16           4.33
65.001 - 70.000..................       266         34,538,674.85           5.70
70.001 - 75.000..................       622         83,431,730.72          13.78
75.001 - 80.000..................       696         97,166,267.53          16.05
80.001 - 85.000..................       718        100,942,030.07          16.67
85.001 - 90.000..................     1,188        178,318,569.49          29.45
90.001 - 95.000..................        80         13,465,318.31           2.22
                                      -----       ---------------         ------
 Total...........................     4,367       $605,603,318.35         100.00%
                                      =====       ===============         ======

______________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.36%.

                MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                            AGGREGATE          % OF AGGREGATE
                                          NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                          MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
              PROPERTY TYPE                 LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
---------------------------------------   ---------     -----------------    -----------------
Single Family Detached.................     3,687        $505,929,877.50          83.54%
Two- to Four-Family....................       190          34,106,383.46           5.63
Planned Unit Development Detached......       169          25,351,559.62           4.19
Condominium............................       190          26,773,288.51           4.42
Manufactured Housing...................        72           6,565,520.78           1.08
Single Family Attached.................        33           3,223,739.46           0.53
Planned Unit Development Attached......        26           3,652,949.02           0.60
                                            -----        ---------------         ------
  Total................................     4,367        $605,603,318.35         100.00%
                                            =====        ===============         ======



      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                               AGGREGATE         % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
     OCCUPANCY STATUS            LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
Owner Occupied...............   4,193      $584,611,225.61           96.53%
Non Owner Occupied...........     128        15,523,411.97            2.56
Second Home..................      46         5,468,680.77            0.90
                                -----      ---------------          ------
  Total......................   4,367      $605,603,318.35          100.00%
                                =====      ===============          ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                AGGREGATE         % OF AGGREGATE
                                                NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
                 PURPOSE                          LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------------------------   ---------   -----------------   -----------------
Refinance-Debt Consolidation, Cashout(1).....     3,864      $537,614,834.34           88.77%
Refinance-Debt Consolidation, No Cashout(2)..       496        66,923,472.82           11.05
Purchase.....................................         7         1,065,011.19            0.18
                                                  -----      ---------------          ------
  Total......................................     4,367      $605,603,318.35          100.00%
                                                  =====      ===============          ======

______________
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

      GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE
                            GROUP I MORTGAGE LOANS(1)

                                               AGGREGATE         % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
         LOCATION                LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------------   ---------   -----------------   -----------------
Alabama.....................       95      $  9,822,289.57            1.62%
Arkansas....................       10           961,081.27            0.16
Arizona.....................       75         9,240,368.53            1.53
California..................      586       111,769,737.67           18.46
Colorado....................       92        13,974,955.94            2.31
Connecticut.................       89        14,231,318.08            2.35
Delaware....................       18         2,487,168.21            0.41
Florida.....................      522        60,049,057.30            9.92
Georgia.....................       46         5,492,120.53            0.91
Hawaii......................       13         3,749,083.41            0.62
Iowa........................       36         3,000,249.54            0.50
Idaho.......................        4           385,816.59            0.06
Illinois....................      172        23,495,462.04            3.88
Indiana.....................       95         9,116,395.56            1.51
Kansas......................       38         3,531,164.21            0.58
Kentucky....................        8           792,489.24            0.13
Louisiana...................       60         6,494,615.96            1.07
Massachusetts...............      214        37,584,227.35            6.21
Maryland....................      144        21,774,355.28            3.60
Maine.......................       30         3,658,316.01            0.60
Michigan....................      211        23,944,201.99            3.95
Minnesota...................      202        30,631,427.83            5.06
Missouri....................       76         7,794,213.82            1.29
Mississippi.................       46         4,382,811.78            0.72
Montana.....................        2           358,809.53            0.06
North Carolina..............       28         2,975,655.33            0.49
Nebraska....................       22         2,086,982.38            0.35
New Hampshire...............       16         2,088,288.83            0.35
New Jersey..................      209        33,334,638.89            5.50
New Mexico..................       11         1,011,398.94            0.17
Nevada......................       23         3,421,828.60            0.57
New York....................      215        38,929,941.65            6.43
Ohio........................       94         9,857,143.71            1.63
Oklahoma....................       31         2,977,102.77            0.49
Oregon......................       13         1,840,327.56            0.30
Pennsylvania................      152        17,023,297.44            2.81
Rhode Island................       68        10,816,752.25            1.79
South Carolina..............        7           890,106.56            0.15
South Dakota................        4           378,112.94            0.06
Tennessee...................       59         5,645,462.48            0.93
Texas.......................      273        27,294,960.24            4.51
Utah........................       10         1,218,912.35            0.20
Vermont.....................        9         1,246,595.77            0.21
Washington..................      100        16,498,566.47            2.72
Wisconsin...................      133        16,730,935.29            2.76
Wyoming.....................        6           614,570.66            0.10
                                -----      ---------------          ------
  Total.....................    4,367      $605,603,318.35          100.00%
                                =====      ===============          ======

______________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.29% in the 02302 ZIP Code.

     QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)

                                             AGGREGATE           % OF AGGREGATE
                           NUMBER OF     PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF     OUTSTANDING AS OF
QUALIFYING FICO SCORE        LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------      ---------     -----------------     -----------------
500-524..............         315         $ 38,701,410.15             6.39%
525-549..............         449           55,933,193.49             9.24
550-574..............         675           91,476,917.95            15.11
575-599..............         486           64,698,329.81            10.68
600-624..............         550           74,121,607.32            12.24
625-649..............         541           78,427,932.24            12.95
650-674..............         485           70,693,990.29            11.67
675-699..............         346           52,160,027.75             8.61
700-724..............         223           34,631,274.03             5.72
725-749..............         160           24,333,926.96             4.02
750-774..............          90            13,280,696.86            2.19
775-799..............          35            5,301,609.96             0.88
800-824..............          12            1,842,401.54             0.30
                            -----         ---------------           ------
  Total..............       4,367         $605,603,318.35           100.00%
                            =====         ===============           ======

______________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 620. See "--FICO Scores" herein.



              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
           INCOME DOCUMENTATION               LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
------------------------------------------  ---------   -----------------   -----------------
Full Documentation Program................   3,146       $431,505,988.41           71.25%
Stated Income Documentation Program.......     913        128,175,262.73           21.17
Limited Documentation Program.............     308         45,922,067.21            7.58
                                             -----       ---------------          ------
  Total...................................   4,367       $605,603,318.35          100.00%
                                             =====       ===============          ======

______________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.



                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS

                                              AGGREGATE          % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
        RISK CATEGORY          LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------   ---------    -----------------    -----------------
8A........................      414        $ 63,652,915.09           10.51%
7A........................      356          53,164,211.09            8.78
6A........................      346          52,015,239.01            8.59
5A........................      357          51,766,122.54            8.55
4A........................      398          59,229,184.43            9.78
3A........................      318          42,235,364.53            6.97
2A........................      863         118,163,254.21           19.51
A.........................      294          38,941,533.39            6.43
B.........................      604          74,907,706.65           12.37
C.........................      345          43,546,116.89            7.19
D.........................       72           7,981,670.52            1.32
                              -----        ---------------          ------
  Total...................    4,367        $605,603,318.35          100.00%
                              =====        ===============          ======

GROUP II MORTGAGE LOAN STATISTICS

         The Group II Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $91,098,041.65, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group II Mortgage Loans had a first Due Date prior to July 2003 or after January 2004, or will have a remaining term to stated maturity of less than 179 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is December 2033. The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


     PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                      AGGREGATE        % OF AGGREGATE
                                                  PRINCIPAL BALANCE   PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS     NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)       MORTGAGE LOANS   THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------   --------------   ----------------    ----------------
 50,000.01 -  75,000.00 ......        11           $   743,685.61            0.82%
 75,000.01 - 100,000.00 ......        12             1,058,495.48            1.16
100,000.01 - 125,000.00 ......         9             1,041,357.06            1.14
125,000.01 - 150,000.00 ......        12             1,626,700.00            1.79
150,000.01 - 175,000.00 ......         8             1,321,748.24            1.45
175,000.01 - 200,000.00 ......         7             1,348,400.00            1.48
200,000.01 - 225,000.00 ......         1               223,000.00            0.25
225,000.01 - 250,000.00 ......         2               489,300.00            0.54
250,000.01 - 275,000.00 ......         3               774,537.43            0.85
300,000.01 - 325,000.00 ......         4             1,284,135.81            1.41
325,000.01 - 350,000.00 ......        43            14,500,959.84           15.92
350,000.01 - 375,000.00 ......        34            12,345,166.14           13.55
375,000.01 - 400,000.00 ......        26            10,069,971.86           11.05
400,000.01 - 425,000.00 ......        14             5,763,223.07            6.33
425,000.01 - 450,000.00 ......        22             9,719,364.30           10.67
450,000.01 - 475,000.00 ......        11             5,094,753.37            5.59
475,000.01 - 500,000.00 ......        11             5,400,964.54            5.93
500,000.01 - 525,000.00 ......         8             4,086,801.09            4.49
525,000.01 - 550,000.00 ......         9             4,890,147.93            5.37
550,000.01 - 575,000.00 ......         5             2,805,317.11            3.08
575,000.01 - 600,000.00 ......        11             6,510,012.77            7.15
                                     ---           --------------          ------
         Total ...............       263           $91,098,041.65          100.00%
                                     ===           ==============          ======

______________
(1) The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $346,380.



 CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                              AGGREGATE          % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
 5.000 -  5.999..........       33         $12,084,536.22             13.27%
 6.000 -  6.999..........       54          20,598,816.96             22.61
 7.000 -  7.999..........       83          27,959,067.92             30.69
 8.000 -  8.999..........       44          14,729,675.48             16.17
 9.000 -  9.999..........       26           9,660,082.20             10.60
10.000 - 10.999..........       11           2,824,819.17              3.10
11.000 - 11.999..........        7           2,556,071.86              2.81
12.000 - 12.999..........        1              63,750.00              0.07
13.000 - 13.999..........        4             621,221.84              0.68
                               ---         --------------            ------
 Total...................      263         $91,098,041.65            100.00%
                               ===         ==============            ======

______________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.75% per annum.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                             AGGREGATE           % OF AGGREGATE
                             NUMBER OF   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                             MORTGAGE    OUTSTANDING AS OF     OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)      LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------    ---------   -----------------     -----------------
11.501 - 12.000..........       12        $ 3,782,322.72               6.39%
12.001 - 12.500..........       12          4,258,332.33               7.19
12.501 - 13.000..........       14          5,638,160.35               9.52
13.001 - 13.500..........       20          6,195,691.63              10.46
13.501 - 14.000..........       34         12,601,607.65              21.27
14.001 - 14.500..........       18          5,599,508.19               9.45
14.501 - 15.000..........       21          7,439,475.68              12.56
15.001 - 15.500..........        9          2,986,743.78               5.04
15.501 - 16.000..........       14          5,420,631.45               9.15
16.001 - 16.500..........        4          1,254,192.76               2.12
16.501 - 17.000..........        5          1,039,781.99               1.76
17.001 - 17.500..........        2            496,659.12               0.84
17.501 - 18.000..........        5          2,059,412.74               3.48
18.001 - 18.500..........        1             63,750.00               0.11
19.001 - 19.500..........        2            398,664.78               0.67
                               ---        --------------             ------
 Total...................      173        $59,234,935.17             100.00%
                               ===        ==============             ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.19% per annum.



    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               AGGREGATE         % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)       LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------     ---------    -----------------   -----------------
 5.501 -  6.000..........        12          $ 3,782,322.72          6.39%
 6.001 -  6.500..........        12            4,258,332.33          7.19
 6.501 -  7.000..........        14            5,638,160.35          9.52
 7.001 -  7.500..........        20            6,195,691.63         10.46
 7.501 -  8.000..........        34           12,601,607.65         21.27
 8.001 -  8.500..........        18            5,599,508.19          9.45
 8.501 -  9.000..........        21            7,439,475.68         12.56
 9.001 -  9.500..........         9            2,986,743.78          5.04
 9.501 - 10.000..........        14            5,420,631.45          9.15
10.001 - 10.500..........         4            1,254,192.76          2.12
10.501 - 11.000..........         5            1,039,781.99          1.76
11.001 - 11.500..........         2              496,659.12          0.84
11.501 - 12.000..........         5            2,059,412.74          3.48
12.001 - 12.500..........         1               63,750.00          0.11
13.001 - 13.500..........         2              398,664.78          0.67
                                ---          --------------        ------
 Total...................       173          $59,234,935.17        100.00%
                                ===          ==============        ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 8.19% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                            AGGREGATE           % OF AGGREGATE
                            NUMBER OF   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE    OUTSTANDING AS OF     OUTSTANDING AS OF
  GROSS MARGINS (%)           LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
------------------------    ---------   -----------------     -----------------
4.501 - 5.000...........       26        $ 9,318,172.52             15.73%
5.001 - 5.500...........       22          7,580,972.97             12.80
5.501 - 6.000...........       78         26,224,451.31             44.27
6.001 - 6.500...........       37         12,048,323.05             20.34
6.501 - 7.000...........       10          4,063,015.32              6.86
                              ---        --------------            ------
      Total                   173        $59,234,935.17            100.00%
                              ===        ==============            ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.85% per annum.



     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               AGGREGATE         % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
     NEXT ADJUSTMENT DATE        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------------   ---------   -----------------   -----------------
June 2005...................       1         $   566,545.96           0.96%
August 2005.................       1             378,744.40           0.64
September 2005..............       3             510,372.28           0.86
October 2005................       1             436,355.80           0.74
November 2005...............     102          41,190,368.73          69.54
December 2005...............      65          16,152,548.00          27.27
                                 ---         --------------         ------
       Total................     173         $59,234,935.17         100.00%
                                 ===         ==============         ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Cut-off Date is November 2005.



         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)

                                                   AGGREGATE         % OF AGGREGATE
                                   NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                   MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)     LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------   ---------   -----------------   -----------------
40.001 -45.000..................       1        $   127,000.00            0.14%
45.001 -50.000..................       1            162,000.00            0.18
50.001 -55.000..................       4          1,011,083.65            1.11
55.001 -60.000..................       7          2,369,290.39            2.60
60.001 -65.000..................      12          4,611,382.92            5.06
65.001 -70.000..................      11          4,499,098.65            4.94
70.001 -75.000..................      36         13,644,448.27           14.98
75.001 -80.000..................      46         15,267,728.94           16.76
80.001 -85.000..................      42         14,279,995.10           15.68
85.001 -90.000..................      99         33,880,621.28           37.19
90.001 -95.000..................       4          1,245,392.45            1.37
                                     ---        --------------          ------
       Total....................     263        $91,098,041.65          100.00%
                                     ===        ==============          ======

______________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 80.39%.

             Mortgaged Property Types of the Group II Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
              Property Type                    Mortgage Loans      of the Cut-off Date            Cut-off Date
-----------------------------------------      --------------     ----------------------  -----------------------------
Single Family Detached .................               222            $ 77,920,960.60                 85.54%
Two- to Four-Family ....................                 8               2,909,751.25                  3.19
Planned Unit Development Detached ......                19               6,894,486.53                  7.57
Condominium ............................                 8               2,424,104.81                  2.66
Manufactured Housing ...................                 3                 330,000.00                  0.36
Planned Unit Development Attached ......                 3                 618,738.46                  0.68
                                                    ------            ---------------                ------
 Total .................................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

      Mortgaged Property Occupancy Status of the Group II Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
             Occupancy Status                  Mortgage Loans      of the Cut-off Date            Cut-off Date
-----------------------------------------      --------------     ----------------------  -----------------------------
Owner Occupied .........................               253            $ 88,086,670.40                 96.69%
Non Owner Occupied .....................                 7               1,577,269.50                  1.73
Second Home ............................                 3               1,434,101.75                  1.57
                                                    ------            ---------------                ------
 Total .................................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

--------------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
                  Purpose                       Mortgage Loans     of the Cut-off Date            Cut-off Date
--------------------------------------------   --------------     ----------------------  -----------------------------
Refinance-Debt Consolidation, Cashout(1) ...           225            $ 79,463,784.43                 87.23%
Refinance-Debt Consolidation, No Cashout(2)             37              11,306,076.51                 12.41
Purchase ...................................             1                 328,180.71                  0.36
                                                    ------            ---------------                ------
 Total .....................................           263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

--------------
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

      Geographic Distribution of the Mortgaged Properties Relating to the
                           Group II Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
                 Location                      Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
Alabama ................................                 2            $    205,725.00                  0.23%
Arizona ................................                 1                 410,570.89                  0.45
California .............................                89              34,222,848.68                 37.57
Colorado ...............................                 8               3,120,378.87                  3.43
Connecticut ............................                 4               1,634,042.48                  1.79
Delaware ...............................                 1                 147,000.00                  0.16
Florida ................................                15               4,061,103.77                  4.46
Georgia ................................                 2                 985,467.00                  1.08
Iowa ...................................                 1                  81,000.00                  0.09
Illinois ...............................                 6               2,049,850.26                  2.25
Louisiana ..............................                 2                 671,000.00                  0.74
Massachusetts ..........................                17               5,927,651.72                  6.51
Maryland ...............................                 7               2,649,434.84                  2.91
Maine ..................................                 4               1,220,077.70                  1.34
Michigan ...............................                17               4,761,387.28                  5.23
Minnesota ..............................                 4               1,438,372.77                  1.58
Missouri ...............................                 2                 210,200.00                  0.23
North Carolina .........................                 1                 249,300.00                  0.27
New Hampshire ..........................                 1                  85,000.00                  0.09
New Jersey .............................                20               8,368,402.41                  9.19
Nevada .................................                 3               1,103,742.73                  1.21
New York ...............................                21               8,741,910.59                  9.60
Ohio ...................................                 4               1,087,943.19                  1.19
Oregon .................................                 1                 137,000.00                  0.15
Pennsylvania ...........................                 4                 735,832.05                  0.81
Rhode Island ...........................                 2                 837,080.08                  0.92
South Carolina .........................                 1                 498,526.53                  0.55
Tennessee ..............................                 5                 685,125.59                  0.75
Texas ..................................                 5                 962,400.00                  1.06
Washington .............................                 8               2,596,701.82                  2.85
Wisconsin ..............................                 5               1,212,965.40                  1.33
                                                    ------            ---------------                ------
       Total: ..........................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

--------------
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 1.45% in the 92646 ZIP Code.

    Qualifying FICO Scores for the Group II Mortgage Loans at Origination(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
          Qualifying FICO Score                Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
500-524 ................................                12            $  4,944,434.63                  5.43%
525-549 ................................                13               4,110,406.92                  4.51
550-574 ................................                41              13,940,496.21                 15.30
575-599 ................................                27               7,875,443.43                  8.65
600-624 ................................                36              13,123,946.34                 14.41
625-649 ................................                33              11,222,541.31                 12.32
650-674 ................................                30               9,670,866.43                 10.62
675-699 ................................                21               7,873,736.11                  8.64
700-724 ................................                22               7,661,374.54                  8.41
725-749 ................................                14               5,591,977.22                  6.14
750-774 ................................                11               4,016,766.73                  4.41
775-799 ................................                 2                 553,051.78                  0.61
800-824 ................................                 1                 513,000.00                  0.56
                                                    ------            ---------------                ------
       Total ...........................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

----------
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 634. See "--FICO Scores" herein.

             Income Documentation of the Group II Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
          Income Documentation                 Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
Full Documentation Program .............               192            $ 65,237,327.06                 71.61%
Stated Income Documentation Program ....                37              13,007,079.89                 14.28
Limited Documentation Program ..........                34              12,853,634.70                 14.11
                                                    ------            ---------------                ------
 Total .................................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

--------------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                 Risk Categories for the Group II Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
              Risk Category                    Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
8A .....................................                39            $ 14,905,015.44                 16.36%
7A .....................................                27               9,867,193.94                 10.83
6A .....................................                14               4,856,073.19                  5.33
5A .....................................                25               8,174,973.64                  8.97
4A .....................................                29              10,935,675.04                 12.00
3A .....................................                15               5,489,102.39                  6.03
2A .....................................                56              17,194,942.66                 18.88
A ......................................                22               6,905,468.99                  7.58
B ......................................                22               7,496,047.54                  8.23
C ......................................                14               5,273,548.82                  5.79
                                                    ------            ---------------                ------
 Total .................................               263            $ 91,098,041.65                100.00%
                                                    ======            ===============                ======

Group III Mortgage Loan Statistics

      The Group III Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $53,297,204.96, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group III Mortgage Loans had a first Due Date prior to July 2003 or after February 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is January 2034. The Group III Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

  Principal Balances of the Group III Mortgage Loans as of the Cut-off Date(1)

                                                                   Aggregate Principal      % of Aggregate Principal
      Range of Principal Balances as              Number of       Balance Outstanding as  Balance Outstanding as of the
         of the Cut-off Date ($)               Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
 50,000.01 -  75,000.00 ................                62            $  4,089,854.59                  7.67%
 75,000.01 - 100,000.00 ................                69               5,960,349.13                 11.18
100,000.01 - 125,000.00 ................                37               4,058,533.32                  7.62
125,000.01 - 150,000.00 ................                27               3,749,675.92                  7.04
150,000.01 - 175,000.00 ................                18               2,921,092.05                  5.48
175,000.01 - 200,000.00 ................                17               3,232,559.45                  6.07
200,000.01 - 225,000.00 ................                 9               1,929,941.72                  3.62
225,000.01 - 250,000.00 ................                 9               2,100,003.23                  3.94
250,000.01 - 275,000.00 ................                11               2,864,893.78                  5.38
275,000.01 - 300,000.00 ................                12               3,424,197.46                  6.43
300,000.01 - 325,000.00 ................                 2                 612,414.01                  1.15
325,000.01 - 350,000.00 ................                 8               2,719,132.03                  5.10
350,000.01 - 375,000.00 ................                 5               1,824,323.71                  3.42
375,000.01 - 400,000.00 ................                 3               1,163,111.90                  2.18
400,000.01 - 425,000.00 ................                 5               2,091,642.50                  3.92
425,000.01 - 450,000.00 ................                 6               2,644,646.34                  4.96
450,000.01 - 475,000.00 ................                 3               1,399,184.43                  2.63
475,000.01 - 500,000.00 ................                 3               1,477,251.08                  2.77
500,000.01 - 525,000.00 ................                 3               1,554,396.01                  2.92
550,000.01 - 575,000.00 ................                 3               1,703,488.24                  3.20
575,000.01 - 600,000.00 ................                 3               1,776,514.06                  3.33
                                                    ------            ---------------                ------
     Total .............................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

--------
(1) The average principal balance of the Group III Mortgage Loans as of the Cut-off Date was approximately $169,197.


    Mortgage Rates of the Group III Mortgage Loans as of the Cut-off Date(1)

                                                                  Aggregate Principal      % of Aggregate Principal
                                                  Number of      Balance Outstanding as  Balance Outstanding as of the
        Maximum Mortgage Rate (%)              Mortgage Loans     of the Cut-off Date           Cut-off Date
-----------------------------------------      --------------    ----------------------  -----------------------------
 5.000 -  5.999 ........................                38            $  8,569,276.11                 16.08%
 6.000 -  6.999 ........................                86              18,549,983.09                 34.81
 7.000 -  7.999 ........................                98              15,599,407.78                 29.27
 8.000 -  8.999 ........................                51               6,373,483.53                 11.96
 9.000 -  9.999 ........................                23               2,605,205.16                  4.89
10.000 - 10.999 ........................                13               1,095,631.16                  2.06
11.000 - 11.999 ........................                 5                 424,129.02                  0.80
12.000 - 12.999 ........................                 1                  80,089.11                  0.15
                                                    ------            ---------------                ------
       Total ...........................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

----------
(1) The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 7.27% per annum.

        Original Loan-to-Value Ratios of the Group III Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
     Original Loan-to-Value Ratio (%)          Mortgage Loans      of the Cut-off Date            Cut-off Date
-----------------------------------------      --------------     ----------------------  -----------------------------
25.001 - 30.000 ........................                 2            $    134,959.65                  0.25%
30.001 - 35.000 ........................                 1                  63,800.00                  0.12
35.001 - 40.000 ........................                 5                 560,786.65                  1.05
40.001 - 45.000 ........................                 4                 567,669.02                  1.07
45.001 - 50.000 ........................                 5                 917,382.20                  1.72
50.001 - 55.000 ........................                10               2,103,705.47                  3.95
55.001 - 60.000 ........................                 5                 632,262.03                  1.19
60.001 - 65.000 ........................                19               2,589,758.57                  4.86
65.001 - 70.000 ........................                15               2,224,873.97                  4.17
70.001 - 75.000 ........................                35               5,773,116.86                 10.83
75.001 - 80.000 ........................                78              13,965,022.12                 26.20
80.001 - 85.000 ........................                40               5,906,210.13                 11.08
85.001 - 90.000 ........................                88              16,760,762.71                 31.45
90.001 - 95.000 ........................                 8               1,096,895.58                  2.06
                                                    ------            ---------------                ------
       Total ...........................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

--------------
(1) The weighted average original loan-to-value ratio of the Group III Mortgage Loans as of the Cut-off Date was approximately 78.18%.

            Mortgaged Property Types of the Group III Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
              Property Type                    Mortgage Loans      of the Cut-off Date            Cut-off Date
-----------------------------------------      --------------     ----------------------  -----------------------------
Single Family Detached .................               248            $ 41,232,843.42                 77.36%
Two- to Four-Family ....................                19               4,536,056.05                  8.51
Planned Unit Development Detached ......                27               5,283,798.09                  9.91
Condominium ............................                 6                 636,766.67                  1.20
Manufactured Housing ...................                12               1,358,053.39                  2.55
Single Family Attached .................                 2                 182,187.34                  0.34
Planned Unit Development Attached ......                 1                  67,500.00                  0.13
                                                    ------            ---------------                ------
 Total .................................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

     Mortgaged Property Occupancy Status of the Group III Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
             Occupancy Status                  Mortgage Loans      of the Cut-off Date            Cut-off Date
-----------------------------------------      --------------     ----------------------  -----------------------------
Owner Occupied .........................               282            $ 49,008,634.16                 91.95%
Non Owner Occupied .....................                28               3,633,538.15                  6.82
Second Home ............................                 5                 655,032.65                  1.23
                                                    ------            ---------------                ------
 Total .................................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

--------------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     Purpose of the Group III Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
                  Purpose                      Mortgage Loans       of the Cut-off Date           Cut-off Date
--------------------------------------------   --------------     ----------------------  -----------------------------
Refinance-Debt Consolidation, Cashout(1) ..            261            $ 43,306,690.40                 81.26%
Refinance-Debt Consolidation, No Cashout(2)             46               8,755,110.80                 16.43
Purchase ..................................              8               1,235,403.76                  2.32
                                                    ------            ---------------                ------
 Total ....................................            315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

--------------
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

       Geographic Distribution of the Mortgaged Properties Relating to the
                           Group III Mortgage Loans(1)


                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
                 Location                      Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
Alabama ................................                 1            $     70,147.90                  0.13%
Arkansas ...............................                 1                 115,922.01                  0.22
Arizona ................................                13               1,731,412.19                  3.25
California .............................                47              14,040,197.26                 26.34
Colorado ...............................                 4                 581,257.59                  1.09
Connecticut ............................                 8               1,430,523.08                  2.68
Delaware ...............................                 1                 145,106.74                  0.27
Florida ................................                21               2,378,135.00                  4.46
Georgia ................................                 6                 517,825.60                  0.97
Hawaii .................................                 2                 512,491.88                  0.96
Iowa ...................................                 3                 214,195.83                  0.40
Idaho ..................................                 1                  93,732.02                  0.18
Illinois ...............................                 3                 436,136.28                  0.82
Indiana ................................                 8                 843,506.36                  1.58
Kansas .................................                 3                 300,262.17                  0.56
Kentucky ...............................                 1                  93,440.37                  0.18
Louisiana ..............................                 6                 518,813.92                  0.97
Massachusetts ..........................                 9               2,169,308.90                  4.07
Maryland ...............................                 6               1,632,115.90                  3.06
Michigan ...............................                11               1,420,389.09                  2.67
Minnesota ..............................                 9               1,967,546.93                  3.69
Missouri ...............................                 6                 559,237.10                  1.05
Mississippi ............................                 4                 390,413.61                  0.73
North Carolina .........................                 2                 223,351.64                  0.42
Nebraska ...............................                 3                 251,137.57                  0.47
New Hampshire ..........................                 1                 251,535.25                  0.47
New Jersey .............................                14               2,698,657.55                  5.06
New Mexico .............................                 3                 219,488.67                  0.41
New York ...............................                15               3,572,867.52                  6.70
Ohio ...................................                 4                 393,382.83                  0.74
Oklahoma ...............................                10               1,215,393.81                  2.28
Oregon .................................                 2                 204,905.55                  0.38
Pennsylvania ...........................                14               1,818,024.51                  3.41
Rhode Island ...........................                 3                 718,272.57                  1.35
South Carolina .........................                 5                 422,464.51                  0.79
Tennessee ..............................                 9               1,357,019.45                  2.55
Texas ..................................                36               3,678,977.50                  6.90
Washington .............................                11               1,910,492.44                  3.59
Wisconsin ..............................                 9               2,199,115.86                  4.13
                                                    ------            ---------------                ------
       Total: ..........................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

----------
(1) The greatest ZIP Code geographic concentration of the Group III Mortgage Loans was approximately 1.36% in the 02122 ZIP Code.

    Qualifying FICO Scores for the Group III Mortgage Loans at Origination(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
          Qualifying FICO Score                Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
500-524 ................................                 6            $    749,819.95                  1.41%
525-549 ................................                 8                 662,145.71                  1.24
550-574 ................................                19               2,386,619.29                  4.48
575-599 ................................                19               1,826,816.53                  3.43
600-624 ................................                35               6,646,234.93                 12.47
625-649 ................................                38               5,749,983.96                 10.79
650-674 ................................                42               7,583,481.45                 14.23
675-699 ................................                55              10,941,345.62                 20.53
700-724 ................................                37               6,444,948.38                 12.09
725-749 ................................                31               5,506,379.18                 10.33
750-774 ................................                14               2,147,433.74                  4.03
775-799 ................................                10               2,457,237.20                  4.61
800-824 ................................                 1                 194,759.02                  0.37
                                                    ------            ---------------                ------
       Total ...........................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

----------
(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 672. See "--FICO Scores" herein.

             Income Documentation of the Group III Mortgage Loans(1)

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
          Income Documentation                 Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
Full Documentation Program .............               242            $ 41,246,031.95                 77.39%
Stated Income Documentation Program ....                54               7,631,154.95                 14.32
Limited Documentation Program ..........                19               4,420,018.06                  8.29
                                                    ------            ---------------                ------
 Total .................................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======

--------------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                Risk Categories for the Group III Mortgage Loans

                                                                   Aggregate Principal      % of Aggregate Principal
                                                  Number of       Balance Outstanding as  Balance Outstanding as of the
              Risk Category                    Mortgage Loans      of the Cut-off Date            Cut-off Date
----------------------------------------       --------------     ----------------------  -----------------------------
8A .....................................                82            $ 15,037,752.25                 28.22%
7A .....................................                57              11,891,198.97                 22.31
6A .....................................                28               5,786,842.55                 10.86
5A .....................................                31               4,666,330.92                  8.76
4A .....................................                37               5,625,299.50                 10.56
3A .....................................                15               1,992,245.81                  3.74
2A .....................................                41               5,894,148.90                 11.06
A ......................................                 8                 876,968.64                  1.65
B ......................................                 9                 851,437.70                  1.60
C ......................................                 7                 674,979.72                  1.27
                                                    ------            ---------------                ------
 Total .................................               315            $ 53,297,204.96                100.00%
                                                    ======            ===============                ======